CONSULTING GROUP CAPITAL MARKETS FUNDS

Large Capitalization Growth Investments Large Capitalization Value Equity Investments	Small Capitalization Growth Investments Small Capitalization Value Equity Investments

Supplement dated November 13, 2015 to the

Prospectus dated January 1, 2015

At a meeting on October 6, 2015, the Board of Trustees of the Consulting Group Capital Markets Funds (“Board”) approved an Agreement and Plan of Reorganization (the “Plan”) which contemplates the reorganization of the Large Capitalization Value Equity Investments fund (an “Acquired Fund”) into the Large Capitalization Growth Investments fund (which will be renamed “Large Cap Equity Fund”) (an “Acquiring Fund”) and the reorganization of the Small Capitalization Value Equity Investments fund (an “Acquired Fund”) into the Small Capitalization Growth Investments fund (which will be renamed “Small-Mid Cap Equity Fund”) (an “Acquiring Fund”). The reorganization was recommended by the Funds’ investment adviser, Consulting Group Advisory Services LLC (“CGAS”). The reorganization was recommended in connection with an effort to optimize the Funds and eliminate overlapping products.

Under the terms of the Plan, each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund and each Acquiring Fund will assume all of the liabilities of the corresponding Acquired Fund. Subsequently, each Acquired Fund will be liquidated and shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund. Shareholders of each Acquired Fund will receive shares of the corresponding Acquiring Fund that are equal in aggregate net asset value to the shares of the applicable Acquired Fund held immediately prior to the closing date.

The following table lists the Funds involved in the reorganization, as well as changes being made to the name of the Acquiring Funds.

Acquired Fund	g	Acquiring Fund	g	Revised Name of Acquiring Fund
Small Capitalization Value Equity Investments	g	Small Capitalization Growth Investments	g	Small-Mid Cap Equity Fund

Large Capitalization Value Equity Investments	g	Large Capitalization Growth Investments	g	Large Cap Equity Fund

The reorganization is expected to close on or about January 29, 2016 (the “Closing Date”). On or about the Closing Date, each Acquiring Fund’s name will also be modified, as reflected in the table above, to more accurately describe the Funds as “funds,” which is more consistent with common industry practices. The other series of the Consulting Group Capital Markets Funds will similarly change “Investments” to “Fund” in their names on or about the Closing Date as part of the annual update to their registration statement.

The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the reorganization qualifies for such treatment, shareholders will not recognize a taxable gain or loss for federal income tax purposes as a result of the reorganization.

The Board, after careful consideration, unanimously approved the Plan. After considering the recommendation of CGAS, the Board concluded that: (i) the reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund will not be diluted as a result of the reorganization.

Completion of the reorganization is subject to a number of conditions, but shareholders of the Acquired Funds are not required to approve the Plan. In the coming weeks, existing Acquired Fund shareholders will receive an information statement describing in detail both the proposed reorganization and each Acquiring Fund, and summarizing the Board’s considerations in approving the reorganization and Plan.

After the close of business on January 22, 2016, each Acquired Fund will discontinue accepting orders for the purchase of Acquired Fund shares or exchanges into the Acquired Fund from other CGAS Funds; provided, however, that existing shareholders of an Acquired Fund may continue to reinvest dividends and distributions, if any.

Until the effective time of the reorganization, Acquired Fund shareholders may continue to redeem (sell) and/or exchange their shares of that Fund.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.